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Exhibit 77Q1 - Additional Items

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the registrant has included the complete list of foreign sub-custodians below.

Item 15

CUSTODIAN:  The Bank of New York Mellon
Country                  Subcustodian Name Legacy BNY                           City
Argentina                Citibank, Buenos Aires                                 Buenos Aires
Australia                National Australia Bank Ltd (2007)
Melbourne, Victoria 3000

Austria                  UniCredit Bank Austria AG                              Vienna, Austria

Bahrain                  HSBC, Manama                                           Manama 304
Bahrain

Bangladesh               Standard Chartered Bank, Dhaka                         Dhaka - 1000, Bangladesh
Belgium                  ING Belgium                                            Brussels, Belgium
Benin                    Societe Generale de Banques de Banques en Cote d'lvoirePlateau Abidjan
Bermuda                  Bank of Bermuda Limited                                Cote d'Ivoire
Botswana                 Barclays Bank of Botswana Limited, Gaborone            Khama Crescent Gaborone
Brazil                   Citibank N.A., Sao Paulo                               Sao Paulo
Bulgaria                 ING Bank N.V.                                          Sofia
Burkina Faso             Societe Generale de Banques en Cote d'lvoire           Plateau Abidjan
Canada                   CIBC Mellon Trust Company                              Cote d'Ivoire
Caymen Islands           The Bank of New York Mellon                            London
Channel Islands          The Bank of New York Mellon                            London
Chile                    Banco de Chile                                         Las Condes, Santiago
China A                  HSBC Bank (China) Company Limited                      Shanghai
China B                  HSBC Bank (China) Company Limited                      Shanghai
Colombia                 Cititrust Colombia S.A.,                               Santa Fe de Bogota, D.C.
Croatia                  Privredna banka Zagreb                                 10000 Zagreb
Costa Rica               Banco BCT                                              Edificio BCT
Cyprus                   EFG Eurobank Ergasias S.A.                             Athens
Czech Republic           ING Bank N.V Prague                                    Prague
Denmark                  Danske Bank                                            Copenhagen
Ecuador                  Banco de la Produccion S.A                             Quito
Egypt                    HSBC                                                   Maadi, Cairo
Estonia                  SEB Pank AS                                            Tallinn
Euroclear                Euroclear Bank S.A                                     Brussels
Finland                  Skandinaviska Enskilda Banken                          Helsinki
France                   BNP Paribas Securities Services, Paris/ CASEIS Bank    Paris
Germany                  BHF Bank Akfiengesellschaft                            Offenbach am Main
Ghana                    Barclays Bank of Ghana Limited, Accra                   Accra
Greece                   EFG Eurobank Ergasias S.A.                             Athens
Guinea Bissau            Societe Generale de Banques                            Plateau Abidjan
Hong Kong                HSBC, Hong Kong                                        Kowloon
Hungary                  ING Bank Hungary                                       Budapest
Iceland                  Landsbanki Islands                                     Reykjavik
India                    Deutsche Bank AG Mumbai/ HSBC                          Mumbai
Indonesia                HSBC, Jakarta                                          Jakarta
Ireland                  The Bank of New York Mellon, London Branch             Manchester
Israel                   Bank Hapoalim B.M                                      Tel Aviv 61000, Israel
Italy                    Intesa Sanpaolo S.p.A                                   20152 Milan
Ivory Coast              Societe Generale de Banques                            Plateau Abidjan
Japan                    BTMU/ Mizuho Corporate Bank                            Tokyo
Jordan                   HSBC, Amman                                            Amman
Kazakhstan               HSBC, Kazakhstan                                       Almaty
Kenya                    Barclays Bank of Kenya Limited, Nairobi                Nairobi
Kuwait                   HSBC Middle East Ltd                                   Safat
Latvia                   AS SEB banka                                           Riga
Lebanon                  HSBC, Beirut                                           Beirut
Lithuania                SEB Bankas                                             Vilnius
Luxembourg               Banque et Caisse d'Epargne de l'Etat                   Luxembourg
Malaysia                 HSBC Malaysia                                          Kuala Lumpur
Mali                     Societe Generale de Banques                            Plateau Abidjan
Malta                    HSBC Bank Malta                                        Valletta
Mauritius                HSBC, Port Louis                                       18 Cybercity, Ebene
Mexico                   Banco Nacional De Mexico                               Mexico City
Morocco                  Citibank Maghreb                                       Casablanca
Namibia                  Standard Bank Namibia LTD                              Windhoek
The Netherlands          BNY Mellon Asset Servicing B.V                         Manchester
New Zealand              National Australia Bank Ltd                            Auckland
Niger                    Societe Generale de Banques en Cote d'lvoire           Plateau Abidjan
Nigeria                  Stanbic IBTC Bank PIc                                  Victoria Island, Lagos
Norway                   DnB Nor Bank ASA                                       Oslo
Oman                     HSBC                                                   Sultanate of Oman
Pakistan                 Deutsche Bank AG, Karachi                              Karachi
Palestinian Autonomous ArHSBC                                                   Ramallah, West Bank
Panama                   HSBC                                                   Panama City
Peru                     Citibank del Peru, Lima                                Lima
The Philippines          HSBC, Manila                                           Makati City
Poland                   ING Bank Slaski                                        Warsaw
Portugal                 Banco Comercial Portugues S.A., Lisbon                 2744-002 Porto Salvo
Qatar                    HSBC Middle East Ltd                                   Doha
Romania                  ING Bank Bucharest                                     Bucharest
Russia                   ING Bank                                               Moscow
Saudi Arabia             SABB Securities Limited                                Riyadh
Senegal                  Societe Generale de Banques en Cote d'lvoire           Plateau Abidjan
Serbia                   UniCredit Bank Austria AG                              Belgrade
Singapore                United Overseas Bank Limited/ Development Bank of Singa Singapore
Slovakia                 ING Bank N.V.                                          Bratislava
Slovenia                 Unicredit Banka Slovenia                               Ljubljana
South Africa             Standard Bank of South Africa                          Johannesburg
South Korea              HSBC                                                   Seoul
Spain                    Banco Bilboa Vizcaya Argentaria/ Santander             Madrid
Sri Lanka                HSBC                                                   Colombo
Swaziland                Standard Bank Swaziland Limited                        Mbabane
Sweden                   Skandinaviska Enskilda Banken, Stockholm               SE-106 40 Stockholm
Switzerland              Credit Suisse, Zurich                                  8070 Zurich
Taiwan                   Standard Chartered Bank (Taiwan) Ltd.                  Taipei
Thailand                 HSBC/Bangkok Bank Public Company Ltd                   Bangkok
Togo                     Societe Generale de Banques en Cote d'lvoire           Plateau Abidjan
Trinidad and Tobago      Republic Bank Limited                                  Port of Spain, Trinidad & Tobago
Tunisia                  Banque Internationale Arabe de Tunisie, Tunis           Tunis
Turkey                   Deutsche Bank A.S                                      Istanbul
Uganda                   Barclays Bank of Uganda, Kampala                       Kampala
Ukraine                  ING Bank Ukraine                                       Kyiv
United Arab Emirates     HSBC, Dubai                                            Dubai
United Kingdom           Deutsche Bank AG                                       Manchester
United States            The Bank of New York Mellon                            New York
Uruguay                  Banco Itau Uruguay S.A.                                Montevideo
Venezuela                Citibank, N.A., Caracas                                Caracas
Vietnam                  HSBC                                                   Ho Chi Minh City
Zambia                   Barclays Bank of Zambia Limited, Lusaka                Lusaka
Zimbabwe                 Barclays Bank of Zimbabwe Limited, Harare              Harare
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